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                                                                    EXHIBIT 99.5




                         SECOND STOCK OPTION AGREEMENT

            SECOND STOCK OPTION AGREEMENT (this "Second Option Agreement") dated as of July 17, 1998, by and between M & M NOMINEE L.L.C., a Delaware limited liability company ("Purchaser"), and THE UNIMARK GROUP, INC., a Texas corporation (the "Company").

                              W I T N E S S E T H

            WHEREAS, the Board of Directors of Purchaser and the Board of Directors of the Company have approved a Purchase Agreement dated as of even date herewith (the "Purchase Agreement") providing for the issuance by the Company and the purchase by Purchaser of shares of common stock, par value $0.01 per share, of the Company (the "Common Stock");

            WHEREAS, to induce Purchaser to enter into the Purchase Agreement, the Company has agreed to (i) grant to Purchaser an option pursuant to the First Option Agreement, by and between Purchaser and the Company, dated as of the date hereof (the "First Option Agreement"), and (ii) grant to Purchaser the option set forth herein to purchase authorized but unissued shares of Common Stock;

            NOW, THEREFORE, to induce Purchaser to enter into the Purchase Agreement and in consideration of the premises herein contained, the parties agree as follows:

1. Definitions. Capitalized terms used but not defined herein shall have the same meanings as in the Purchase Agreement.

2. Grant of Option. Subject to the terms and conditions set forth herein, the Company hereby grants to Purchaser an option (the "Option") to purchase up to 1,000,000 authorized and unissued shares of Common Stock (the "Option Shares"), at a price per share equal to $4.5375 (the "Exercise Price") payable in cash as provided in Section 4 hereof.

3. Exercise of Option. (a) Purchaser may exercise the Option, in whole or in part, at any time or from time to time during the Exercise Period. The "Exercise Period" shall be the period from the date hereof until and including the third anniversary of the date hereof. Except as provided by the last sentence of this Section 3(a), at 11:59 p.m. (Dallas, TX time) on the last day of the Exercise Period the Option, to the extent it shall not have


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been exercised, shall terminate and be of no further force and effect.  If the
Option cannot be exercised prior to the third anniversary of the date hereof as a result of any injunction, order or other legal restraint (each, a "Restraint"), the Exercise Period shall terminate on the later of (i) the third anniversary of the date hereof and (ii) the 10th business day after such Restraint shall have been dissolved or shall have become permanent and no longer subject to appeal, as the case may be, but in no event later than three years and six months after the date hereof. If, at the end of the Exercise Period, such Restraint shall not have been dissolved or otherwise resolved (to the reasonable satisfaction of Purchaser) to allow the exercise of the Option, then, upon written request made by Purchaser within 14 days of the end of the Exercise Period, the Company shall redeem the Option for a redemption price equal to (x) the excess of the Current Market Price (as defined in Section 6) of the Common Stock as of the third anniversary of the date hereof over the Exercise Price, multiplied by (y) the number of shares that would be issued upon exercise of the Option but for the Restraint.

         (b) Whenever Purchaser wishes to exercise the Option, it shall deliver to the Company a written notice (the 'Notice", the date of receipt of which being herein referred to as the "Notice Date") specifying (i) the total number of shares it intends to purchase pursuant to such exercise, and (ii) a place and date not earlier than two business days nor later than 60 calendar days from the Notice Date for the closing of such purchase (a "Closing Date"); provided that if any closing of the purchase and sale pursuant to the Option (a "Closing") cannot be consummated by reason of any applicable Law, the period of time that otherwise would run from the Notice Date pursuant to this sentence shall run instead from the date on which such restriction on consummation has expired or been terminated; and provided further that, without limiting the foregoing, if prior notification to or approval of any Governmental Authority is required in connection with such purchase, Purchaser and, if applicable, the Company shall promptly file the required notice or application for approval and shall expeditiously process the same (and the Company shall cooperate with Purchaser in the filing of any such notice or application and the obtaining of any such approval), and the period of time that otherwise would run from the Notice Date pursuant to this sentence shall run instead from the date on which, as the case may be, (i) any required notification period has expired or been terminated or (ii) such approval has been obtained, and in either event, any requisite waiting period has passed. If such notification period has not expired or been terminated or such approval has not been obtained, or such waiting period has not passed, in any case the effect of which is to prevent or delay the Closing for 90 days beyond the Notice Date, then, upon written request made by Purchaser within 14 days of the end of such 90 day period, the Company shall redeem the Option for a redemption price equal to (x) the excess of the Current Market Price of the Common Stock as of the third anniversary of the date hereof over the Exercise Price, multiplied by (y) the number of shares specified in the Notice.

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         (c)     In connection with any Closing, the Company may request that
Purchaser represent that, as of the Closing Date applicable to such Closing,
(i) Purchaser is an "accredited investor" within the meaning of Rule 501 of the Securities Act, and (ii) Purchaser is acquiring the Option Shares being purchased at such Closing for the purpose of investment and not with a view to or for sale in connection with any distribution thereof. If the Company makes such a request and Purchaser fails to make such representations, then (except as provided in the following sentence) the Company shall have no obligation to effect such Closing. Purchaser may, in lieu of making the representation set forth in clause (i), furnish the Company with an opinion of counsel reasonably acceptable to the Company, to the effect that the acquisition of the Option Shares at such Closing is exempt from registration under the Securities Act and applicable state securities laws. Notwithstanding the foregoing purchaser shall not be required to make the representation set forth in clause (i) or furnish such a legal opinion if purchaser is exercising the Option and immediately thereafter selling the Option Shares pursuant to the Registration Rights Agreement.

         (d) Notwithstanding the foregoing, if, on any date subsequent to 180 days from the date hereof, the Current Market Price of the Common Stock exceeds $6 (each such date, a "Threshold Date"), then the Company may require Purchaser to either exercise or forfeit the Option as follows: (i) within 14 calendar days of any Threshold Date, the Company may deliver a written notice (a "Notice") to Purchaser specifying that it is exercising its right under this
Section 3(d) and specifying the number of shares to be purchased (which number may be all or a portion of the shares then subject to the Option), and (ii) Purchaser shall have 60 calendar days to respond to such Notice either electing to (x) exercise the Option to the extent set forth in such Notice or (y) forfeit the Option (but only in respect of the number of shares set forth in such Notice). If Purchaser fails to respond within such 60 calendar day period, Purchaser shall be deemed to have forfeited the Option (but only in respect of the number of shares set forth in such Notice).

4. Payment and Delivery of Certificates. (a) At each Closing, Purchaser shall pay to the Company the aggregate Exercise Price for the Option Shares purchased at such Closing pursuant to the exercise of the Option in immediately available funds by wire transfer to a bank account designated not later than one business day prior to the Closing Date for such Closing by the Company.

         (b) At such Closing, simultaneously with the delivery of the aggregate Exercise Price as provided in Section 4(a) hereof, the Company shall deliver to Purchaser a certificate or certificates representing the number of Option Shares then being purchased by Purchaser, registered in the name of Purchaser or as designated in writing by

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Purchaser, which Option Shares shall be fully paid and nonassessable and free and clear of all liens, claims, charges and encumbrances of any kind whatsoever.

         (c) If at the time of issuance of any Option Shares pursuant to any exercise of the Option, the Company shall have issued any share purchase rights or similar securities ("Rights") to holders of any class of the Common Stock, then each such Option Share shall also represent Rights with terms substantially the same as and at least as favorable to Purchaser as those issued to other holders of the Common Stock.

         (d) Certificates for Option Shares delivered at any Closing hereunder shall be endorsed with a restrictive legend, which shall read substantially as follows:

            "The securities represented by this certificate have not been registered under the Securities Act of 1933 or the securities laws of any state and may not be sold or otherwise disposed of except pursuant to an effective registration statement under such act and applicable state securities laws or an applicable exemption to the registration requirements of such act or such laws."

It is understood and agreed that the above legend shall be removed by delivery of substitute certificate(s) without such legend in connection with a transfer or sale if (i) the Company has been furnished with an opinion of counsel, reasonably satisfactory to counsel for the Company, that such transfer or sale will not violate the Securities Act or applicable securities laws of any state or (ii) such transfer or sale shall have been registered and qualified pursuant to the Securities Act and any applicable state securities laws.

5. Representations and Warranties; Covenants. (a) The Company hereby represents and warrants to Purchaser that: (i) the Company has full corporate right, power and authority to execute and deliver this Second Option Agreement and to perform all of its obligations hereunder; (ii) such execution, delivery and performance have been duly authorized by the Board of Directors of the Company, and no other corporate proceedings are necessary therefor; (iii) this Second Option Agreement has been duly and validly executed and delivered by the Company and represents a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms; and (iv) the Company has taken all necessary corporate action to authorize and reserve and permit it to issue, and at all times from the date hereof through the date of the exercise in full or the expiration or termination of the Option, shall have reserved for issuance upon exercise of the Option, 1,000,000 shares of Common Stock (subject to adjustment as provided herein), all of which, upon issuance in accordance with the terms

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of this Second Option Agreement, shall be duly authorized, validly issued, fully paid and nonassessable, shall be delivered free and clear of all claims, liens, encumbrances and security interests and not subject to any preemptive rights of any stockholder of the Company, and will be eligible for NASDAQ NMS trading without further consents or actions (other than registration thereof pursuant to the Registration Rights Agreement). Notwithstanding anything contained in the Purchase Agreement to the contrary, the representations, warranties and covenants contained in this Section 5 shall survive for three years from the date hereof.

         (b)     Purchaser hereby represents and warrants to the Company that
(i) Purchaser has full corporate right, power and authority to execute and deliver this Second Option Agreement and to perform all of its obligations hereunder; (ii) such execution, delivery and performance have been duly authorized by all requisite corporate action by Purchaser, and no other corporate proceedings are necessary therefor; (iii) this Second Option Agreement has been duly and validly executed and delivered by Purchaser and represents a valid and legally binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms; and (iv) any Common Stock acquired by Purchaser upon exercise of the Option will not be transferred or otherwise disposed of for 180 days from the date hereof and then only in compliance with the Securities Act.

6. Adjustment upon Changes in Capitalization. (a) In the event of any change in the Common Stock by reason of stock dividends, stock splits, recapitalizations or the like, the type and number of shares subject to the Option and the Exercise Price shall be adjusted appropriately.

         (b) If at any time following the date hereof, the Company shall issue shares of Common Stock (or rights, warrants or other securities convertible into or exchangeable for shares of Common Stock (collectively "Convertible Securities")) at a price per share (or having a conversion price per share) less than the Current Market Price (as defined below) per share of Common Stock as of the date of issuance of such shares (or, in the case of Convertible Securities, less than the Current Market Price as of the date of issuance of the Convertible Securities in respect of which shares of Common Stock were issued), then the Exercise Price shall be adjusted by multiplying
(A) the Exercise Price in effect on the day immediately prior to such date by
(B) a fraction, the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding on such date and (2) the number of shares of Common Stock purchasable at the then Current Market Price per share with the aggregate consideration receivable by the Company for the total number of shares of Common Stock so issued (or into which the Convertible Securities may convert), and the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding on such date and (y) the number of additional shares of Common Stock issued (or into which the Convertible Securities may convert).

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         An adjustment made pursuant to this Section 6(b) shall be made on the next business day following the date on which any such issuance is made and shall be effective retroactively to the close of business on the date of such issuance. For purposes of this Section 6(b), the aggregate consideration receivable by the Company in connection with the issuance of shares of Common Stock or of Convertible Securities shall be deemed to be equal to the sum of the aggregate offering price (before deduction of underwriting discounts or commissions and expenses payable to third parties) of all such Common Stock and Convertible Securities plus the minimum aggregate amount, if any, payable upon exercise or conversion of any such Convertible Securities. The issuance or reissuance of any shares of Common Stock (whether treasury shares or newly issued shares) pursuant to (i) a dividend or distribution on, or subdivision, combination or reclassification of, the outstanding shares of Common Stock requiring an adjustment in the Exercise Price pursuant to Section 6(a), or (ii) any stock option plan, stock purchase plan or other benefit program of the Company or executive compensation package approved by the Company's Board of Directors involving the grant of options to employees or directors of the Company shall not be deemed to constitute an issuance of Common Stock or Convertible Securities by the Company to which this Section 6(b) applies. Upon the expiration unexercised of any Convertible Securities for which an adjustment has been made pursuant to this Section 6(b), the adjustments shall forthwith be reversed to effect such rate of conversion as would have been in effect at the time of such expiration or termination had such Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

         "Current Market Price", when used with reference to shares of the Common Stock or another security on any date, shall mean the average of the daily closing prices per share of such Common Stock or other security for the 20 preceding trading days. If the Common Stock or such other securities are listed or admitted to trading on a national securities exchange, the closing price shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock or such other securities are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock or such other securities are listed or admitted to trading or, if the Common Stock or such other securities are not so listed on any national securities exchange, as reported in the transaction reporting system applicable to securities designated as a "national market system security" or NASDAQ. If the Common Stock or such other securities are not publicly held or so listed or designated, "Current Market Price" shall mean the Fair Market Value (as defined below) per share of Common Stock or of such other securities as determined in good faith by the

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Board of Directors of the Company based on an opinion of an independent investment banking firm with an established national reputation with respect to the valuation of securities.

         "Fair Market Value" shall mean, as to shares of Common Stock or any other securities of the Company or any other issuer which are publicly traded, the Current Market Prices of such shares or securities. The "Fair Market Value" of any security which is not publicly traded or of any other property shall mean the fair value thereof as determined by an independent investment banking or appraisal firm experienced in the valuation of such securities or property selected in good faith by the Board of Directors of the Company.

         (c) In case the Company shall at any time or from time to time after the date hereof declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of stock or other securities or property or Convertible Securities of the Company or any of its Subsidiaries by way of dividend or spinoff), on its Common Stock, then, and in each such case, the Exercise Price shall be adjusted by multiplying (1) the applicable Exercise Price on the day immediately prior to the record date fixed for the determination of stockholders entitled to receive such dividend or distribution by (2) a fraction, the numerator of which shall be the Current Market Price of the Common Stock less the Fair Market Value of such dividend or distribution (per share of Common Stock), and the denominator of which shall be such average Current Market Price of the Common Stock. If any dividend or distribution is declared or ordered and a Closing Date is before the record date for such dividend or distribution, then no adjustment in respect thereof shall be made to the Exercise Price with respect to the Option Shares acquired on such Closing Date.

         (d) For purposes of this Section 6, the number of shares of Common Stock at any time outstanding shall not include any shares of Common Stock then owned or held by or for the account of the Company.

         (e) The term "dividend," as used in this Section 6, shall mean a dividend or other distribution in respect of shares of Common Stock of the Company.

         (f) Anything in this Section 6 to the contrary notwithstanding, the Company shall not be required to give effect to any adjustment in the Exercise Price unless and until the net effect of one or more adjustments (each of which shall be carried forward), determined as above provided, shall have resulted in a change of the Exercise Price by at least one percent, and when the cumulative net effect of more than one adjustment so determined shall be to change the Exercise Price by at least one percent, such change in Exercise Price shall thereupon be given effect.

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         (g)     The certificate of any firm of independent public accountants of recognized national standing selected by the Board of Directors of the Company (which may be the firm of independent public accountants regularly employed by the Company) shall be presumptively correct for any computation made under this Section 6.

7. Registration Rights. Contemporaneously herewith, Purchaser and the Company are entering into a Registration Rights Agreement providing for registration of the Option Shares.

8. Listing. If the Common Stock or any other securities to be acquired upon exercise of the Option are then listed on any national securities exchange, the Company, upon the request of Purchaser, will promptly file an application to list the Option Shares or other securities to be acquired upon exercise of the Option on all such exchanges and will use its best efforts to obtain approval of such listings as soon as practicable.

9. Survival. The representations, warranties, covenants and agreements of the parties hereto shall survive any Closing.

10. Severability. Any term, provision, covenant or restriction contained in this Second Option Agreement held by a court or other Governmental Authority of competent jurisdiction to be invalid, void or unenforceable shall be ineffective to the extent of such invalidity, voidness or unenforceability, but neither the remaining terms, provisions, covenants or restrictions contained in this Second Option Agreement nor the validity or enforceability thereof in any other jurisdiction shall be affected or impaired thereby. Any term, provision, covenant or restriction contained in this Second Option Agreement that is so found to be so broad as to be unenforceable shall be interpreted to be as broad as is enforceable.

11. Entire Agreement. This Second Option Agreement, the First Option Agreement, the Purchase Agreement (including the documents and the instruments referred to therein or delivered in connection therewith) and the Registration Rights Agreement constitute the entire agreement between the parties and supersede all prior agreements and understandings, agreements or representations by or between the parties, written and oral, with respect to the subject matter hereof and thereof.

12. Successors; No Third Party Beneficiaries. The terms and conditions of this Second Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Nothing in this Second Option Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies,

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obligations, or liabilities under or by reason of this Second Option Agreement, except as expressly provided herein.

13. Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered in accordance with Section 8.5 of the Purchase Agreement (which is incorporated herein by reference).

14. Further Assurances. In the event of any exercise of the Option by Purchaser, the Company and Purchaser shall execute and deliver all other documents and instruments and take all other action that may be reasonably necessary in order to consummate the transactions provided for by such exercise.

15. Specific Performance. The parties hereto agree that if for any reason Purchaser or the Company shall have failed to perform its obligations under this Second Option Agreement, then either party hereto seeking to enforce this Second Option Agreement against such non-performing party shall be entitled to specific performance and injunctive and other equitable relief, and the parties hereto further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief. This provision is without prejudice to any other rights that either party hereto may have against the other party hereto for any failure to perform its obligations under this Second Option Agreement.

16. Governing Law. This Second Option Agreement shall be governed by the laws of the State of Delaware, without giving effect to the conflict of laws principles thereof. Each party hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of Delaware and of the United States of America located in Wilmington, Delaware, for any Litigation (and agrees not to commence any Litigation except in any such court). Each party hereby irrevocably and unconditionally waives any objection to the laying of venue of any Action in the courts of the State of Delaware or of the United States of America located in Wilmington, Delaware, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any Action brought in any such court has been brought in an inconvenient forum.

17. Regulatory Approvals; Section 16(b). If, in connection with the exercise of the Option under Section 3, prior notification to or approval of any Governmental Authority is required, then the required notice or application for approval shall be promptly filed and/or expeditiously processed by the Company and periods of time that otherwise would run pursuant hereto (if any) shall run instead from the date on which any such required notification period has expired or been terminated or such approval has been obtained, and in either event, any requisite waiting period shall have passed. Periods of time that

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otherwise would run pursuant to this Second Option Agreement shall also be extended to the extent necessary in order to avoid liability under Section 16(b) of the Exchange Act.

18. Waiver and Amendment. Any provision of this Second Option Agreement may be waived in writing at any time by the party that is entitled to the benefits of such provision. This Second Option Agreement may not be modified, amended, altered or

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supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

            IN WITNESS WHEREOF, each of the parties hereto has executed this Second Option Agreement as of the date first written above.

                                         PURCHASER:

                                         M & M NOMINEE L.L.C.


                                         By: /s/ Peter Streinger
                                             --------------------
                                             Name:    Peter Streinger
                                             Title:   Manager


                                         THE COMPANY:

                                         THE UNIMARK GROUP, INC.


                                         By: /s/ Rafael Vaquero Bazan
                                             -------------------------
                                             Name:    Rafael Vaquero Bazan
                                             Title:   President, Chief Executive
                                                      Officer and Chief
                                                      Operating Officer


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